SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 28, 2002

CALIFORNIA INDEPENDENT BANCORP
(Exact Name of Registrant as Specified in Charter)

California (State or Other Jurisdiction of Incorporation)	0-265520 (Commission File Number)	68-0349947 (IRS Employer Identification No.)

1227 Bridge St., Suite C Yuba City, CA (Address of Principal Executive Offices)	95991 (Zip Code)

Registrant’s telephone number, including area code: (530) 674-6025

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 4. Changes to Registrant’s Certifying Accountants

                The accounting firm of Perry-Smith LLP (“Perry-Smith”) has been selected as California Independent Bancorp’s (“CIB”) independent public accountants for 2002.  Arthur Andersen LLP (“Anderson”) served as CIB’s independent public accountants for 2001.  On March 28, 2002, CIB decided not to renew the engagement of Andersen and appointed Perry-Smith as its new independent public accountants, effective on such date. This determination followed CIB’s decision to seek proposals from independent public accountants to audit CIB’s financial statements for the fiscal year ending December 31, 2002.

                The decision not to renew the engagement of Andersen and to retain Perry-Smith was approved by CIB’s Board of Directors upon the recommendation of its Audit Committee.  The decision was based on proposals from national and regional accounting firms and reflected Audit Committee’s judgment as to which firm was best suited to deliver external audits to CIB in light of relevant factors such as the firm’s depth of experience, breadth of resources, commitment to provide exceptional service, ability to handle transition issues and location of key personnel.

                During CIB’s two most recent fiscal years ended December 31, and the subsequent interim period through March 28, 2002, there were no disagreements between CIB and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to Andersen satisfaction would have caused them to make reference to the subject matter of the disagreement in connection with their reports.

                None of the reportable events described under Item 304(a)(1)(v) of Regulation S-K occurred within CIB’s two most recent fiscal years and the subsequent interim period through March 28, 2002.

                Anderson’s report on CIB’s 2001 consolidated financial statements was filed with the Securities and Exchange Commission on March 27, 2002 in conjunction with CIB’s filing of its Annual report on Form 10-K for the year ended December 31, 2001.  The audit reports of Andersen on the consolidated financial statements of the Company and subsidiaries as of and for the fiscal years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

                During CIB’s two most recent fiscal years ended December 31, and the subsequent interim period through March 28, 2002, CIB did not consult with Perry-Smith regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

                CIB provided Anderson with a copy of this disclosure.  Attached as Exhibit 16.1 is a copy of Anderson’s letter, dated March 28, 2002, stating its agreement with these statements.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

    The following exhibits are filed with this report on Form 8-K:

Exhibit No.	Description
16.1	Letter from Arthur Anderson LLP regarding change in certifying accountant.
99.1	Press Release of the Registrant issued on April 5, 2002.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA INDEPENDENT BANCORP
Date: April 5, 2002	By:	/s/ KEVIN R. WATSON
	Name:	Kevin R. Watson
	Title:	Vice President/Chief Financial Officer (Principal Financial and Accounting Officer)